                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       HERITAGE FINANCIAL SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          Common Stock, $2.00 Par Value

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                        HERITAGE FINANCIAL SERVICES, INC.

                               25 Jefferson Street
                          Clarksville, Tennessee 37040

                                 March 31, 1998




Dear Fellow Shareholder:

     On behalf of the Board of Directors, we cordially invite you to attend the 1998 Annual Meeting of shareholders of Heritage Financial Services, Inc. The Annual Meeting will be held beginning at 1:00 p.m., local time, on Tuesday, April 21, 1998, at the Volunteer Room, Ramada Inn, 50 College Street, Clarksville, Tennessee 37040. The formal notice of the Annual Meeting appears on the next page.

     Enclosed is our Proxy Statement for the 1998 Annual Meeting that discusses the proposals for which we seek your support.

     The enclosed Notice and Proxy Statement contain detailed information about the business to come before the meeting. We urge you to review the Proxy Statement and each of the proposals contained therein carefully. Regardless of the number of shares you own, it is important that your shares be represented and voted at the meeting. Please take a moment now to sign, date and mail the enclosed proxy in the postage prepaid envelope. Your Board of Directors recommends a vote FOR each proposal.

     We are gratified by our shareholders' continued interest in Heritage Financial and pleased that in the past so many of you have voted your shares. We hope that you will continue to do so and again urge you to return your proxy as soon as possible.


     Sincerely,



James G. Holleman                          Earl O. Bradley, III
Chairman of the Board                      President and Chief Executive Officer

                        HERITAGE FINANCIAL SERVICES, INC.

                               25 Jefferson Street
                          Clarksville, Tennessee 37040

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON TUESDAY, APRIL 21, 1998

     Notice is hereby given that the annual meeting of shareholders of Heritage Financial Services, Inc. (the "Company"), will be held beginning at 1:00 p.m. local time, on Tuesday, April 21, 1998, at the Volunteer Room, Ramada Inn, 50 College Street, Clarksville, Tennessee:

       I. To elect four directors whose terms expire in 1998, to serve three year terms until the 2001 annual meeting of shareholders and until their successors are elected and qualified.

      II. To consider and act upon a proposal to amend the Company's Charter to increase the Company's authorized Common Stock and to authorize the Company to issue no par value Preferred Stock.

     III. To consider and act upon a proposal to adopt the 1998 Stock Option
          Plan.

      IV. To consider and act upon a proposal to adopt the Outside Directors' Stock Option Plan.

       V. To ratify the appointment of Heathcott & Mullaly, P.C., Brentwood, Tennessee, as Independent Public Accountants of the Company and its affiliates for the fiscal year ending December 31, 1998.

      VI. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Shareholders of record at the close of business on February 27, 1998, are entitled to notice of and to vote at the Annual Meeting.

     All shareholders are cordially invited to attend the meeting in person. Regardless of whether you plan to attend the meeting, however, please sign and date the enclosed proxy and return it in the envelope provided as promptly as possible. A proxy may be revoked at any time before it is voted at the meeting.

                                             By Order of the Board of Directors


                                             John T. Halliburton, Secretary
Clarksville, Tennessee
March 31, 1998

PRELIMINARY COPIES - Definitive copies of this Proxy Statement are intended to be released to security holders on March 31, 1998.


                        HERITAGE FINANCIAL SERVICES, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 21, 1998


     This proxy statement (the "Proxy Statement") is furnished to the shareholders of Heritage Financial Services, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the "Board of Directors" or the "Board"), for use at the annual meeting of shareholders (the "Annual Meeting") to be held at 1:00 p.m., local time, on Tuesday, April 21, 1998, at the Volunteer Room, Ramada Inn, 50 College Street, Clarksville, Tennessee, and any adjournments or postponements thereof.

     The mailing address of the Company's principal executive offices are located at, 25 Jefferson Street, Clarksville, Tennessee and its telephone number is (931)553-0500.

     This Proxy Statement, the attached proxy and the Notice of Annual Meeting were mailed to all shareholders entitled to vote at the Annual Meeting on or about March 31, 1998. The Company's annual report to shareholders for the fiscal year ended December 31, 1997 accompanies this Proxy Statement.

     The purposes of the Annual Meeting are to act upon the following six
Proposals:

       I. To elect four directors whose terms expire in 1998, to serve three year terms until the 2001 annual meeting and until their successors are elected and qualified.

      II. To consider and act upon a proposal to amend the Company's Charter to increase the Company's authorized Common Stock and to authorize the Company to issue no par value Preferred Stock.

     III. To consider and act upon a proposal to adopt the 1998 Stock Option
          Plan.

      IV. To consider and act upon a proposal to adopt the Outside Directors' Stock Option Plan.

       V. To ratify the appointment of Heathcott & Mullaly, P.C., Brentwood, Tennessee, as Independent Public Accountants of the Company and its affiliates for the fiscal year ending December 31, 1998.

      VI. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on Friday, February 27, 1998 as the record date (the "Record Date") for the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. The total number of shares of Common Stock outstanding and entitled to vote on the Record Date was 569,928 shares. The Company has no other outstanding class of securities.

PROXY PROCEDURE

     The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the Proposals. When a proxy is returned properly signed and dated by a shareholder, the shares represented thereby will be voted in accordance with the instructions on the proxy. A shareholder may revoke his or her proxy at any time before it is voted by attending the Annual Meeting and voting in person, or by delivering to the Company's Corporate Secretary at the Company's principal executive offices referred to above a written notice of revocation or a duly executed proxy bearing a date later than that of the previously submitted proxy.

     If a shareholder returns a properly signed and dated proxy but does not mark the boxes located on the proxy, the shares represented by that proxy will be voted FOR each of the Proposals. Otherwise, the signed proxy will be voted as indicated on the proxy. The proxy also gives the individuals named as proxies discretionary authority to vote the shares represented on any other matter that is properly presented for action at the Annual Meeting. If a shareholder neither returns a signed proxy nor attends the Annual Meeting and votes in person, his or her shares will not be voted.

VOTING PROCEDURES

     A majority of the votes entitled to be cast at the Annual Meeting constitutes a quorum. A share, once represented for any purpose at the Annual Meeting, is deemed present for purposes of determining a quorum for the remainder of the Annual Meeting and for any adjournment of the Annual Meeting, unless a new record date is set for the adjourned meeting. This is true even if the holder of the share abstains from voting with respect to any matter brought before the Annual Meeting. Shareholders will be entitled to one vote for each share held, which may be given in person or by proxy authorized in writing. "Abstentions" are counted only for purposes of determining whether a quorum is present at the meeting.

     With respect to Proposal VI and to any other matter to properly come before the Annual Meeting, such Proposal or other matters will be approved if the votes cast favoring the Proposal or other matter exceed the votes cast opposing the Proposal or other matter, unless the Company's Charter or Tennessee law require a greater number of affirmative votes.

COST OF SOLICITATION

     The cost of solicitation of proxies will be borne by the Company, including expenses incurred in connection with preparing and mailing the Proxy Statement. The initial solicitation will be by mail.

                                   PROPOSAL I
                              ELECTION OF DIRECTORS

     The Company's Charter and ByLaws provide that the Board of Directors shall consist of a minimum of three (3) and a maximum of twelve (12) directors. The Board currently consists of twelve directors, which also serve as directors of Heritage Bank. The directors are elected by the shareholders for staggered three year terms. Directors whose term of office expires at the 1998 Annual Meeting are William G. Beach, Jeffrey V. Bibb, James G. Holleman and James E. Thomas, Jr. Each of these directors has been nominated for terms expiring at the 2001 annual meeting, or until their successor is duly elected and qualified.

     Unless otherwise instructed on the proxy, the proxy holders will vote the proxies received by them FOR the election of the four nominees named above. If, for any reason, one or more of the nominees named above should not be available as a candidate for director, an event that the Board of Directors does not anticipate, the proxy holders will vote for such other candidate or candidates as may be nominated by the Board of Directors and discretionary authority to do so is included in the proxy.

     The Board of Directors recommends a vote FOR the election of all the nominees.

     The following table provides certain information about the nominees and the other present directors of the Company. The information in the table has been furnished to the Company by the individuals listed therein.

                                            Positions Held With            Director
     Name                  Age (1)          the Company/Bank               Since (2)
     ----                  -------          -------------------            ---------
NOMINEES FOR TERMS TO EXPIRE AT 2001 ANNUAL MEETING

William G. Beach             41             Director                          1996

Jeffrey V. Bibb              43             Director                          1989

James G. Holleman            66             Director, Chairman of             1989
                                            Company and Bank

James E. Thomas, Jr.         64             Director                          1989

CONTINUING DIRECTORS UNTIL 1999 ANNUAL MEETING

Earl O. Bradley, III         42             Director, President and           1989
                                            Chief Executive Officer
                                            of Company and Bank

W. Lawson Mabry              42             Director                          1989

James W. Russell             73             Director                          1989

Dr. Ted R. McCurdy           52             Director                          1996


                                            Positions Held With            Director
     Name                  Age (1)          the Company/Bank               Since (2)
     ----                  -------          -------------------            ---------

CONTINUING DIRECTORS UNTIL 2000 ANNUAL MEETING

David R. Farris            60               Director                          1994

George R. Fleming, Sr.     75               Director                          1989

John T. Halliburton        50               Director, Executive Vice          1989
                                            President and Secretary
                                            of Company and Bank

Ruth C. Hutton             74               Director                          1989

(1)  As of February 1, 1998
(2)  Director of the Company or, prior to formation of the Company, the Bank.

     WILLIAM G. BEACH is the President of Beach Oil Company, an Amoco Oil distributor and owner/operator of convenience markets. He is a 1978 graduate of Austin Peay State University.

     JEFFREY V. BIBB is a partner in the firm of Bibb, Lott and Fryer Marketing/Advertising. Mr. Bibb is a 1976 graduate of Austin Peay State University with a bachelor's degree in urban affairs and regional development.

     EARL O. BRADLEY, III has served as President and Chief Executive Officer of the Company and the Bank since their formation. Mr. Bradley is a 1977 graduate of Austin Peay State University with a bachelor's degree in accounting. He is a certified public accountant, and is a graduate of the University of Wisconsin School for Bank Administration and Tennessee Commercial Lending School held at Vanderbilt University.

     DAVID R. FARRIS is a marketing consultant. Mr. Farris served as Executive Vice President and Corporate Officer of American Standard, Inc. for 28 years. He is a graduate of the University of Wisconsin with a bachelor's degree in engineering, and did post graduate work at the University of Missouri.

     GEORGE R. FLEMING, SR. practices law in the Clarksville community. He received his J. D. degree from the University of Tennessee College of Law.

     JOHN T. HALLIBURTON has served as Executive Vice President and Secretary of the Company and the Bank since their formation. He is also the senior credit officer of the Bank. He is a graduate of Austin Peay State University with a bachelor's degree in business administration, and is a graduate of the Tennessee Commercial Lending School held at Vanderbilt University.

     JAMES G. HOLLEMAN has served as Chairman of the Board of the Company and the Bank since their formation. He is engaged in the real estate business, and is President of Conroy, Marable & Holleman Real Estate, Inc. and Chairman of the Board of CM&H Commercial Properties, Inc. He is a graduate of Vanderbilt University with a bachelor's degree in business administration.

     RUTH C. HUTTON served as the manager of the Clarksville Credit Bureau prior to her retirement. She is a graduate of the Garrett School of Business and the University of North Carolina Management Institute.

     W. LAWSON MABRY is a real estate broker with Conroy, Marable and Holleman Real Estate, Inc., and is actively involved in the ownership and development of real estate. He is a graduate of Austin Peay State University.

     DR. TED R. MCCURDY is an oral and maxillofacial surgeon in private practice at the Clarksville Oral Surgery Center. He is a graduate of Mercer University in Macon, Georgia, attended the University of Tennessee Medical School in Memphis, and completed his intern/residency at the University of Tennessee Memorial Research Hospital in Knoxville.

     JAMES W. RUSSELL, SR. serves as Chairman of Russell, Russell and Waddle, Inc., a firm engaged in real estate development and contracting.

     JAMES E. THOMAS, JR. is the owner and manager of real estate investment properties. He is a graduate of Vanderbilt University with a bachelor's degree in business administration.

STOCK OWNERSHIP OF DIRECTORS, OFFICERS AND PRINCIPAL SHAREHOLDERS

     The following table sets forth information as of the Record Date as to the shares of Common Stock beneficially owned by directors and executive officers individually and by all executive officers and directors as a group.

                                                                           SHARES OF
                                                                          COMMON STOCK
                                                                          BENEFICIALLY          PERCENT OF
    NAME                                   TITLE                            OWNED (1)             CLASS
    ----                                   -----                            ---------             -----
William G. Beach (2)                    Director                              1,382               0.24%

Jeffrey V. Bibb (4)                     Director                             10,222               1.79%

Earl O. Bradley, III (3) (5)            President and Chief                  48,232               8.46%
                                        Executive Officer of
                                        Company and Bank

David R. Farris (2) (6)                 Director                              3,365               0.59%

George R. Fleming, Sr. (2) (7)          Director                             19,759               3.47%

John T. Halliburton (3) (8)             Executive Vice President             41,972               7.33%
                                        and Secretary of Company
                                        and Bank

                                                                           SHARES OF
                                                                          COMMON STOCK
                                                                          BENEFICIALLY          PERCENT OF
    NAME                                   TITLE                            OWNED (1)             CLASS
    ----                                   -----                            ---------             -----
W. Lawson Mabry (2) (10)                Director                             15,047               2.64%

Dr. Ted  R. McCurdy (2)                 Director                              1,279               0.22%

James W. Russell (2) (11)               Director                             20,765               3.64%

James E. Thomas (2) (12)                Director                             18,571               3.26%

Directors and Officers as a group (17 persons) (13)                         228,418              39.53%

(1) Includes shares as to which such person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares voting power and/or investment power as these terms are defined in Rule 13d-3(a) of the Securities Exchange Act of 1934.

(2) Includes 282, 377, 428, 534, 420, 278, 412, 400 and 89 shares beneficially owned by Messrs. Beach, Farris, Fleming, Holleman, Mabry, McCurdy, Russell, Thomas and Ms. Hutton, respectively, under the Directors' Unfunded Deferred Compensation Plan.

(3) Includes 2,275 and 1,889 shares beneficially owned by Messrs. Bradley and Halliburton, respectively, under the Heritage Bank Employee Stock Ownership Plan & Trust (ESOP), and 500 and 3,000 shares subject to options granted to Messrs. Bradley and Halliburton, respectively, under the 1989 Employees Stock Option Plan, which are currently exercisable. The Company's 1997 ESOP contribution has not been allocated.

(4) Includes 209 shares held in custodian accounts for minor children over which Mr. Bibb has joint voting and investment power, 9,700 shares held in Mr. Bibb's individual retirement account, and 313 shares jointly owned with his wife.

(5) Includes 871 shares held in custodian accounts for minor children over which Mr. Bradley has sole voting and investment power, and 1,022 shares held in Mr. Bradley's individual retirement account.

(6) Includes 1,494 shares held in Mr. Farris' individual retirement account, and 1,494 shares held in his wife's individual retirement account to which Mr. Farris disclaims beneficial ownership.

(7) Includes 6,269 shares held by Fleming and Fleming Rental, a partnership of which Mr. Fleming is a partner.

(8) Includes 4,406 shares held in Mr. Halliburton's individual retirement account, and 32,677 shares jointly owned with his wife.

(9) Includes 1,054 shares owned by Mr. Holleman's wife.

(10) Includes 10,371 shares held in Mr. Mabry's individual retirement account.

(11) Includes 486 shares held in Mr. Russell's individual retirement account, 486 shares held in his wife's individual retirement account as to which Mr. Russell disclaims beneficial ownership, and 19,381 shares held in the James W. and Vista Russell Revocable Living Trust.

(12) Includes 5,642 shares owned by Mr. Thomas's wife as to which Mr. Thomas disclaims beneficial ownership, and 12,528 shares held in the James Eldon Thomas Family Family Partnership, L.P.

(13) Includes 8,000 exercisable stock options, and 8,150 vested shares in the Company's ESOP. The Company's 1997 ESOP contribution has not been allocated as of the Record Date.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of the Company met five times during 1997. The Board of the Bank meets monthly and on a called basis. During the fiscal year ended December 31, 1997, the Board met thirteen times. Each director attended at least 75% of all meetings held by the Board and the committees on which he or she served.

     The Bank has the following committees:

     The Executive Committee generally meets weekly and acts upon Bank matters between Board meetings. The Executive Committee consists of three permanent members - the Chairman of the Board, the President and Chief Executive Officer, and the Executive Vice President. The remaining directors serve on the Executive Committee on a rotational basis. This Committee met 41 times in 1997.

     The Audit Committee consists of Messrs. Fleming, McCurdy, Mabry and Ms. Hutton. None of the members of the Audit Committee are employees of either the Company or Bank. This Committee generally reviews internal and external audit activities, compliance activities, and the adequacy of the systems of internal control over operations and financial reporting, and advises the Board and management of broad issues related to these areas. This Committee met twice during 1997.

     The Human Resources Committee consists of Messrs. Farris, Thomas, Beach, Bibb and ex-officio Holleman. None of these members of the Human Resources Committee are employees of the Company or Bank. Messrs. Bradley and Halliburton also serve as ex-officio members of the Committee on matters not involving their personal compensation. This Committee establishes the compensation of the President and Chief Executive Officer and Executive Vice President, and approves the compensation of senior officers (including grants of stock options), and various compensation and benefits to be paid to employees of the Bank. This Committee met twice during 1997.

     The Facilities Committee consists of Messrs. Bibb, Farris, Mabry, Russell, and Thomas. Also, Messrs. Holleman, Bradley and Halliburton serve as ex-officio members. This Committee is responsible for planning future needs related to facilities including site selection and building and space requirements. Due to the construction of the new main office building, this Committee met in conjunction with the monthly Board of Directors meetings.

COMPENSATION OF DIRECTORS

     During 1997, the Chairman of the Board and Committee Chairmans received annual retainers of $3,000 and $2,000, respectively. All other non-employee directors receive an annual retainer of $1,800. Non-employee directors also receive $200 for attendance at each Board Meeting and $100 for attendance at each Committee Meeting. In addition, non-employee directors receive an incentive fee of $1,800 should the Company achieve certain net income and asset growth goals.

DIRECTORS' UNFUNDED DEFERRED COMPENSATION PLAN

     In 1996, the Company adopted the Directors' Unfunded Deferred Compensation Plan to provide incentive to the directors who have contributed to the success of the Company, and which are expected to continue to contribute to such success in the future. The plan is administrated by the Board, and acts through a majority of its members. Non-employee directors are eligible to participate in the plan and may elect to defer all or part of their director's compensation to the plan. The plan purchases the Company's Common Stock for the benefit of those directors electing to participate in the plan. Directors elected to defer $74,128 and $59,900 in 1997 and 1996, respectively, of compensation into the plan. Common Stock purchased for the benefit of the participating directors was 1,348 shares and 1,872 shares in January 1998 and 1997, respectively.

                                   PROPOSAL II
            AMENDMENT TO CHARTER TO INCREASE AUTHORIZED COMMON STOCK
                         AND AUTHORIZE PREFERRED STOCK

     The Board of Directors has adopted resolutions approving and recommending to the shareholders for their approval an amendment to the Company's Charter which would increase the number of authorized shares of Common Stock, $2.00 par value per share, from 1,000,000 shares to 3,000,000 shares and authorize the Company to issue up to 1,000,000 shares of no par value preferred stock (the "Preferred Stock"). The following summary of the proposed amendment should be read in conjunction with, and is qualified in its entirety by reference to, the complete text of the proposed amendment which is attached hereto as Appendix A.

EXPLANATION OF AND REASONS FOR THE AMENDMENT.

A. INCREASE IN AUTHORIZED COMMON STOCK.

     The Board of Directors believes that it is advisable to increase the authorized number of shares of Common Stock in order to have such additional shares available for the Company for, among other things, possible issuances in connection with such activities as stock splits and stock dividends, implementation of employee benefit plans, public offerings of shares for cash, and acquisitions of other companies. As of January 31, 1998, the Company had a total of 569,928 shares of Common Stock outstanding, and in addition 33,881 shares of Common Stock were reserved for issuance under the Company's stock option plan. Except for the shares issuable under the Company's option plans described above, the Company has no agreements or understandings regarding the issuance of any shares of Common Stock.

     Under the provisions of the Tennessee Business Corporation Act, the Board of Directors generally may issue authorized but unissued shares of Common Stock without shareholder approval. Having a substantial number of authorized but unissued shares of Common Stock that is not reserved for specific purposes would allow the Company to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of shareholders for the purpose of approving an increase in the Company's capitalization The issuance of additional shares of Common Stock may, depending upon the circumstances under which such shares are issued, reduce shareholders' equity per share and may reduce the percentage ownership of Common Stock by existing shareholders. It is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of shares of Common Stock that would become authorized by the amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessitated for shareholder approval of a specific issuance could be to the detriment of the Company and its shareholders.

     When issued, the additional shares of Common Stock authorized by the amendment will have the same rights and privileges as the shares of Common Stock currently authorized and outstanding. Holders of Common Stock have no preemptive rights and, accordingly, shareholders would not have any preferential rights to purchase any of the additional shares of Common Stock when such shares are issued.

B. AUTHORIZATION OF PREFERRED STOCK.

     The Board of Directors recommends the authorization of Preferred Stock to increase the Company's financial flexibility. The Board of Directors believes that the complexity of modern business financing and acquisition transactions requires greater flexibility in the Company's capital structure than now exists. The Preferred Stock would be available for issuance from time to time as determined by the Board of Directors for any proper corporate purpose. Such purposes might include, without limitation, issuance in public or private sales for cash as a means of obtaining additional capital for use in the Company's business and operations, and issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or properties. The Company does not, at present, have any agreements, understandings or arrangements which would result in the issuance of any shares of Preferred Stock.

     If the proposed amendment is approved, the Board of Directors would be empowered, without the necessity of further action or authorization by the Company's shareholders, unless required in a specific case by applicable laws or regulations, to authorize the issuance of the Preferred Stock from time to time in one or more series, and to fix by resolution or resolutions, designations, preferences, limitations and relative rights of each such series. Each series of Preferred Stock could, as determined by the Board of Directors at the time of issuance, rank, with respect to dividends and redemption and liquidation rights, senior to the Company's Common Stock. No preferred stock is presently authorized by the Company's Charter.

     The amendment would authorize the Board of Directors to determine, among other things, with respect to each series of Preferred Stock which may be issued: (a) the distinctive designation and number of shares constituting such series; (b) the dividend rates, if any, on the shares of that series and whether dividends would be payable in cash, property, rights or securities; (c) whether dividends would be non-cumulative, cumulative to the extent earned, partially cumulative or cumulative and, if cumulative, the date from which dividends on the series would accumulate; (d) whether, and upon what terms and conditions, the shares of that series would be convertible into or exchangeable for other securities or cash or other property or rights; (e) whether, and upon what terms and conditions, the shares of that series would be redeemable; (f) the rights and preferences, if any, to which the shares of that series would be entitled in the event of voluntary or involuntary dissolution or liquidation of the Company; (g) whether a sinking fund would be provided for the redemption of the series and, if so, the terms of and amounts payable into such sinking fund;
(h) whether the holders of such securities would have voting rights and the extent of those voting rights; (i) whether the issuance of any additional shares of such series, or of any other series, shall be subject to restrictions as to issuance or as to the powers, preferences or rights of any such other series; and (j) any other preferences, privileges and relative rights of such series as the Board of Directors may deem advisable. Holders of the Company's Common Stock have no preemptive right to purchase or otherwise acquire any Preferred Stock that may be issued in the future.

     It is not possible to state the precise effect of the authorization of the Preferred Stock upon the rights of holders of the Company's Common Stock until the Board of Directors determines the respective preferences, limitations and relative rights of the holders of one or more series of the Preferred Stock. However, such effect might include: (a) reduction of the amount otherwise available for payment of dividends on Common Stock, to the extent dividends are payable on any issued shares of Preferred Stock, and restrictions on dividends on Common Stock if dividends on the Preferred Stock are in arrears; (b) dilution of the voting power of the Common Stock to the extent the Preferred Stock has voting rights; and (c) the holders of Common Stock not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to the Preferred Stock.

     The adoption of the amendment may be viewed as having the effect of discouraging an unsolicited attempt by another person or entity to acquire control of the Company. The Board of Directors would have the ability to issue a significant number of shares of Common and Preferred Stock as a defense to an attempted takeover of the Company. Issuances of authorized preferred shares can be implemented, and have been implemented by some companies in recent years, with voting or conversion privileges intended to make acquisition of the company more difficult or more costly. Such an issuance could discourage or limit the shareholders' participation in certain types of transactions that might be proposed (such as a tender offer), whether or not such transactions were favored by the majority of the shareholders, and could enhance the ability of officers and directors to retain their positions.

     VOTE REQUIRED. Under Tennessee law, the affirmative vote of the holders of a majority of the votes cast by the holders of the Company's Common Stock represented and entitled to vote at the Annual Meeting is required to adopt Proposal II.

     The Board of Directors recommends a vote FOR the proposed amendment to the Charter.

                                  PROPOSAL III
                       ADOPTION OF 1998 STOCK OPTION PLAN

     The Company currently has two stock-based incentive compensation plans - the 1989 Employees Stock Option Plan and the Incorporators Stock Option Plan.

     The 1989 Employees Stock Option Plan (which expires this year) allows the Company to grant incentive stock options to officers and key employees of the Company. Options to purchase 33,881 shares are currently available for grant. The Incorporators Stock Option Plan authorized the Board to grant non-qualified stock options to the incorporators of the Bank. There are no remaining shares available for grant under the Incorporators Stock Option Plan.

     The Human Resources Committee studied the Company's stock-based incentive compensation plans. The Human Resources Committee concluded that the plans did not provide the Company's management with sufficient share authorization or award flexibility with respect to stock-based compensation. The Board believes that a key element of officer and key employee compensation is stock-based incentive compensation. Such compensation advances the interests of the Company by encouraging and providing for, the acquisition of equity interests in the Company by officers and key employees, thereby providing substantial motivation for superior performance. In order to provide the Board with greater flexibility, to adapt to changing economic and competitive conditions, and to implement stock-based compensation strategies which will attract and retain those employees who are important to the long term success of the Company, the Board, in March of 1998, adopted, subject to shareholder approval, the 1998 Stock Option Plan (the "Employee Plan"). If approved by the shareholders, the Employee Plan will become effective as of April 1998 and will terminate 10 years after that date. A summary of the Employee Plan follows, but this summary is qualified in its entirety by reference to the full text of the Employee Plan, which is attached as Appendix B to this proxy statement.

     The persons to whom options may be granted under the Employee Plan will be determined from time to time by the Company's Board of Directors unless and until such time as the Board delegates administration of the Employee Plan to a committee of the Board of Directors (the "Committee"). Officers and key employees of the Company and its subsidiary, as determined by the Board or the Committee, are eligible for grants of options.

     The Employee Plan provides for the granting of incentive stock options and non-statutory stock options. Incentive stock options offer employees the possibility of deferring taxes until the underlying shares of stock acquired upon exercise of the option are sold. For some of the Company's employees, the benefits of incentive stock options are outweighed by the disadvantages of certain restrictions imposed by the Internal Revenue Code. In addition, with non-statutory stock options, the Company receives a tax deduction at the time the employee recognizes ordinary income in an amount of such income to the employee. With incentive stock options, the Company does not receive a tax deduction at any time (assuming that the employee meets the holding period requirements for capital gain treatment).

     The Employee Plan will be administered by the Committee. No person while a member of the Committee is eligible to be granted an option under the Employee Plan. Members of the Committee are appointed, and vacancies thereon filled, by the Board of Directors of the Company, and the Board has the power to remove members of the Committee.

     An aggregate of 150,000 shares of the Company's Common Stock, $2.00 par value, may be issued pursuant to the exercise of stock options by such officers and key employees of the Company and its subsidiary as the Committee may determine. There are no limitations on the number of shares of Common Stock which may be optioned to any person, except that the aggregate fair market value (determined as of the time the option is granted) of Company Common Stock with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under the Employee Plan (and any other incentive stock option plan of the Company or any subsidiary) may not exceed $100,000.

     The Board of Directors believes that it is in the best interest of the Company and its shareholders to adopt the Employee Plan to help to attract and retain key persons of outstanding competence and to further the identity of their interests with those of the Company's shareholders generally. A majority of the votes cast is necessary for approval of this proposal. The Board of Directors recommends a vote FOR approval of the 1998 Stock Option Plan.

                                   PROPOSAL IV
                ADOPTION OF OUTSIDE DIRECTORS' STOCK OPTION PLAN

     The Board of Directors has adopted resolutions approving and recommending to the shareholders for their approval the Company's Outside Directors' Stock Option Plan which would provide that options under the plan would be granted pursuant to a formula. The text of the proposed Directors' Plan is attached as Appendix C to this proxy statement.

     The Directors' Plan provides that on the first business day following the Annual Meeting of Shareholders of the Company of each of the years 1998 through and including 2002, each person who is a non-employee director of the Company on such date shall be granted automatically an option to purchase 500 shares of the Company's Common Stock, $2.00 par value per share. Pursuant to the Directors' Plan, no non-employee director may receive options to purchase more than an aggregate of 2,500 shares of the Company's Common Stock over the term of the Directors' Plan. The options granted will vest at a rate of 20% per year on the anniversary date of the annual meeting of shareholders with respect to which such options were granted. The exercise price of all options shall equal the fair market value of the Company's Common Stock on the date of grant.

     An aggregate of 40,000 shares will be reserved for grants of options pursuant to the Directors' Plan. Shares subject to options which terminate or expire unexercised will be available for future option grants. The total number of shares subject to the Directors' Plan and the number covered under each individual option is subject to automatic adjustment in the event of stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, as determined by the Board of Directors.

     If any non-employee director ceases to be a director as a result of death or total disability while holding an option that has not expired and has not been fully exercised, such person or such person's executors, administrators, heirs, personal representative, conservator, or distributees may, at any time within one year after the date of such death or total disability, exercise the option in its entirety with respect to all remaining shares covered by that option.

     The options under the Directors' Plan are nonstatutory options intended not to qualify as incentive stock options under Section 422 of the Internal Revenue Code. The grant of options will not result in taxable income to the non-employee director or a tax deduction to the Company. The exercise of an option by a non-employee director will result in taxable ordinary income to the non-employee director and a corresponding deduction for the Company, in each case equal to the difference between the option price and the fair market value of the shares on the date the option is exercised.

     The Directors' Plan will be administered by the Board of Directors who will be authorized to interpret the Plan but will have no authority with respect to the selection of directors to receive options or the option price for shares subject to the Directors' Plan. The Board shall have no authority to materially increase the benefits under the plan. The Board may amend the Directors' Plan as it shall deem advisable but may not, without further shareholder approval, increase the maximum number of shares under the plan or options granted thereunder, reduce the minimum option price, extend the period during which options may be granted or exercised, or change the class of persons eligible to receive options.

     The Board of Directors believes that it is in the best interest of the Company and its shareholders to adopt the Directors' Plan to help attract and retain directors of outstanding competence and to further the identity of their interest with those of the Company's shareholders generally. A majority of the votes cast is necessary for approval of this proposal. The Board of Directors recommends a vote FOR approval of the Outside Directors' Stock Option Plan.

                                   PROPOSAL V
        RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors proposes for the ratification of the shareholders at the Annual Meeting the appointment of Heathcott and Mullaly, P.C., Brentwood, Tennessee, certified public accountants, as Independent Public Accountants for the Company and its affiliates for the fiscal year ending December 31, 1998. Heathcott and Mullaly, P.C. has served as Independent Public Accountants for the Company or Bank since 1990. In the event Heathcott and Mullaly, P.C. is not ratified by the Shareholders, the Board of Directors will consider appointment of other independent public accountants for the fiscal year ending December 31, 1998.

     The Board of Directors of the Company recommends a vote FOR the raitification of Heathcott and Mullaly, P.C. as Independent Public Accountants for the Company.

                                   PROPOSAL VI
                                  OTHER MATTERS

     Management of the Company is not aware of any other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their judgment.

EXECUTIVE COMPENSATION

     The executive officers of the Company receive cash compensation from the Bank in connection with their positions as executive officers and directors of the Bank and the Company. The Company generally does not separately compensate its executive officers.

     No executive officer ceased to serve as such at any time during the fiscal year ended December 31, 1997. The following table sets forth the compensation for services in all capacities to the Company for the fiscal years ending December 31, 1997, 1996 and 1995, of Earl O. Bradley, III, the Company's President and Chief Executive Officer, and John T. Halliburton, the only other executive officer whose total annual salary and bonus equaled or exceeded $100,000 in 1997.

                           SUMMARY COMPENSATION TABLE


NAME AND PRINCIPAL OFFICE            YEAR         SALARY        BONUS          OTHER
-------------------------            ----        --------      -------        -------
Earl O. Bradley, III                 1997        $144,000      $28,770        $21,666
  President and Chief                1996         125,000       14,036         21,265
  Executive Officer                  1995         100,000       46,722 (1)     18,315

John T. Halliburton                  1997         122,000       31,958         21,137
  Executive Vice President           1996         106,250          261         21,904
  and Secretary                      1995          85,000       30,036 (1)     20,280

(1)  Includes bonuses for both fiscal 1994 and 1995.

     Total 1997 compensation of the seven Executive Officers as a group, including those named above, amounted to $808,154.

1989 EMPLOYEES STOCK OPTION PLAN

     The Company maintains an employee stock option plan to advance the interests of the Bank and its shareholders by attracting and retaining in the employment of the Company key professional and management employees, by providing such employees with the incentive for outstanding performance inherent in stock options, and by increasing their proprietary interest in the Company through stock ownership.

     The plan is administered, interpreted and applied by the Human Resources Committee of the Board, none of which are eligible to receive options. The Committee is authorized to select key employees (including executive officers and directors who are salaried employees) of the Company to whom options are to be granted under the plan; to determine the number of shares subject to each option; to fix the period or periods during which the option may be exercised (not to exceed ten years); and to fix the prices at which shares subject to options may be purchased. The plan provides for a total of 150,000 options, which may be granted through May 24, 1999, (termination date of the plan). As of December 31, 1997, 116,119 shares have been granted, 81,500 shares have been exercised, and 8,000 shares are currently exercisable.

     The right to exercise an option generally expires three months after employment is terminated. In the event of any change in the outstanding shares of stock by reason of stock dividend, split or combination, recapitalization or reclassification, or a reorganization, merger, etc., the number and class of shares then subject to options shall be appropriately adjusted by the Committee to reflect such change.

            AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL
                             YEAR-END OPTION VALUES


                                                                                                Value of
                                                                                               Unexercised
                                                                      Unexercised              in-the-Money
                                                                         Options                 Options
                                                                        at Fiscal               at Fiscal
                                  Acquired                               Year End               Year End(2)
                                     on              Value             Exercisable/            Exercisable/
Name                              Exercise        Realized(1)          Unexercisable          Unexercisable
----                              --------        -----------          -------------          -------------
Earl O. Bradley, III                2,200           $ 85,800              500/3,887          $ 32,500/177,921

John T. Halliburton                 2,000             78,000            3,000/3,295           195,000/150,875

Seven Executive Officers
  as a group, including
  those named above                12,700            475,300            8,000/26,619        505,000/1,265,967

(1) Represents the difference between the last trade price for the Common Stock on the date of exercise and the option price paid upon exercise.
(2) Last trade price of underlying securities at December 31, 1997 ($75.00) less the exercise price.

     In 1997, the Company granted 2,347, 1,995 and 11,069 stock options to Messrs. Bradley and Halliburton and all executive officers as a group (including Messrs. Bradley and Halliburton), respectively. In 1996, the Company granted 1,540, 1,300 and 10,050 stock options to Messrs. Bradley and Halliburton and all executive officers as a group (including Messrs. Bradley and Halliburton) , respectively. No options were granted in 1995.

EMPLOYEE STOCK OWNERSHIP PLAN

     The Heritage Bank Employee Stock Ownership Plan & Trust (ESOP) is an employee stock ownership plan which is designed to invest primarily in the Company's Common Stock. In general, all employees of the Company and the Bank are covered under this plan and employees are fully vested in their benefits after five years of participation in the plan. Company contributions are determined by the Board of Directors each year and are allocated among participants on the basis of their total annual compensation. Operating expense included contributions of $143,750 (1997), $131,250 (1996) and $110,000 (1995)
to the ESOP. The amount contributed in 1997 for the 1996 plan year was $10,282, $8,000 and $44,439 for Messrs. Bradley and Halliburton, and all executive officers as a group (including Messrs. Bradley and Halliburton), respectively. The ESOP trustees are empowered to borrow money to purchase the Company's Common Stock. In 1997, the ESOP purchased 2,813 shares of the Company's Common Stock at an average cost of $50.90 per share. The ESOP owned 22,518 shares (3.95% of outstanding shares) of the Company's Common Stock as of the Record Date. The average cost of the shares of the Common Stock held by the ESOP at year-end 1997 was approximately $25.70 per share.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     Certain of the Bank's officers and directors are at present, as in the past, customers of the Bank, and are directors or officers of corporations, or members of partnerships, which are customers of the Bank. As such customers, they had transactions in the ordinary course of business with the Bank, including borrowings, all of which are on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectability or present any other unfavorable features.

     James W. Russell, Sr. is President of Russell, Russell and Waddle, Inc. (RR&W). During 1997, RR&W received $12,095 for remodeling certain offices of the Bank.

     Jeffrey V. Bibb is a partner in the firm of Bibb, Lott and Fryer Marketing/Advertising. During 1997, the Bank paid $85,400 to the firm for services rendered.

     James G. Holleman is President of Conroy, Marable & Holleman Real Estate, Inc. (CM&H). During 1997, the Bank leased office space from CM&H in the amount of $15,000.

     William G. Beach is the President of Beach Oil Company. During 1997, the Bank paid Beach Oil Company $10,000 to lease automated teller machine space at various convenience markets, and $3,380 for fuel costs related to the construction of the new main office building.

     Messrs. Bradley, Mabry, Halliburton, Russell, Holleman, Farris, Thomas and Fleming are partners in Riverside Partners. During 1997, the Bank leased office space from Riverside Partners in the amount of $27,200.

INDEBTEDNESS OF RELATED PARTIES

     Certain directors and officers of the Company, businesses with which they are associated, and members of their immediate families are customers of the Bank and had transactions with the Bank in the ordinary course of its business during the Bank's fiscal years ended December 31, 1997 and 1996. As of December 31, 1997, the aggregate principal amount of indebtedness (including unfunded commitments) owed to the Bank by Company management and these related parties was $5,239,000. In the opinion of the Board of Directors, such transactions were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors, executive officers, and any person beneficially owning more than ten percent of the Company's Common Stock to file reports of securities ownership and changes in that ownership with the Commission. Officers, directors and greater than ten percent shareholders also are required by rules promulgated by the Commission to furnish the Company with copies of all Section 16(a) forms they file.

     Based upon a review of the copies of such forms furnished to the Company for fiscal 1997, the Company believes that during the fiscal year ended December 31, 1997, its officers, directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements.

AVAILABILITY OF ANNUAL REPORT ON FORM 10 KSB

     The annual report to shareholders containing financial statements for the Company's 1997 fiscal year accompanies this Proxy Statement. However, the annual report does not form any part of the material for the solicitation of proxies.

     Upon the written request of any record holder or beneficial owner of the shares entitled to vote at the Annual Meeting, the Company, without charge, will provide a copy of its annual report on Form 10-KSB for the year ended December 31, 1997 which will be filed with the Securities and Exchange Commission on Tuesday, March 31, 1998. Requests should be mailed to Earl O. Bradley, III, President and Chief Executive Officer, Heritage Financial Services, Inc., 25 Jefferson Street, Clarksville, Tennessee 37040.

APPENDIX A


    ARTICLES OF AMENDMENT TO THE CHARTER OF HERITAGE FINANCIAL SERVICES, INC.

                        CORPORATE CONTROL NUMBER: 0248379

Pursuant to the provisions of Section 48-20-106 of the Tennessee Business Corporation Act, as Amended, the undersigned, Heritage Financial Services, Inc., a Tennessee corporation (the "Corporation"), adopts the following Articles of Amendment to its Charter:

     1. The current name of the Corporation is Heritage Financial Services, Inc.

     2. The Charter is hereby amended by deleting Section 2 in its entirety and by substituting in lieu thereof the following new Section 2:

          "2. The number of shares of stock the Corporation is authorized to issue is:

               (A) Three Million (3,000,000) shares of Common Stock, $2.00 par value per share.

               (B) One Million (1,000,000) shares of Preferred Stock, no par value. Shares of the Preferred Stock may be issued from time to time in one or more series, each such series to be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors is hereby vested with the authority to divide any or all classes of Preferred Stock into series and to fix and determine the relative rights and preferences of the shares of any series so established."

     3. This Amendment is to be effective when filed by the Secretary of State.

     4. The Amendment was duly adopted on April 21, 1998 by the Shareholders of the Corporation.


Dated: April 21, 1998                      HERITAGE FINANCIAL SERVICES, INC.


                                           By:
                                               -------------------------------
                                               Earl O. Bradley, III, President

APPENDIX B


                        HERITAGE FINANCIAL SERVICES, INC.
                             1998 STOCK OPTION PLAN


     1. Purpose. The purpose of the Heritage Financial Services, Inc. 1998 Stock Option Plan (the "Plan") is to advance the growth and prosperity of Heritage Financial Services, Inc. (the "Company") and its subsidiaries by providing key employees with an additional incentive to contribute to the best interests of the Company. Without prejudice to other compensation programs approved from time to time by the Board of Directors (the "Board") and/or shareholders of the Company, such additional incentive is to be given key employees by means of stock options provided for under the Plan. In the discretion of the Committee hereinafter provided for and the Board, such options may be "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or "non-statutory" stock options.

     2. Administration of the Plan.

     (a) The Plan shall be administered by the Board unless and until such time as the Board delegates administration to a committee pursuant to subparagraph 2(c) (the "Committee"). The Board shall administer the Plan only if a majority of the entire Board, and a majority of the directors acting with respect to each matter pertaining to the administration of the Plan, is comprised of disinterested persons. For the purposes of this paragraph 2, disinterested person shall mean a person who has not at any time within one year prior to the date in question been eligible for participation in the Plan or any other plan of the Company or any of its subsidiaries entitling the participants therein to acquire stock or stock options of the Company or any of its subsidiaries.

     (b) The Board shall have the power, subject to, and within, the limits of the express provisions of the Plan:

         (i) To determine from time to time which of the eligible persons shall be granted options under the Plan, the term of each granted option, the time or times during the term of each option within which all or portions of each option may be exercised, whether the options granted shall be Incentive Stock Options or non-statutory options, and the number of shares for which each option shall be granted.

         (ii) To construe and interpret the Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission or inconsistency in the Plan or in any option agreement in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

         (iii) To prescribe the terms and provisions of each option granted (which need not be identical).

         (iv) To amend the Plan as provided herein.

         (v) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company.

     (c) The Board, by resolution, may delegate administration of the Plan (including, without limitation, the Board's powers under subparagraph 2(b)) to a Committee composed of not less than three (3) members, all of whom shall be disinterested persons. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such constraints, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board at any time may remove members from or add members to the Committee or may abolish the Committee and re-vest in the Board the administration of the Plan. Vacancies on the Committee, however caused, shall be filled by the Board.

     (d) The interpretation and construction by the Board of any provisions of the Plan or of any option granted under it shall be final, and the interpretation of construction by any Committee appointed pursuant to subparagraph 2(c) or any such provisions or option shall also, unless otherwise determined by the Board, be final. No member of such Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

     3. Eligible Employees. The Board or the Committee shall determine from time to time those officers and key employees of the Company and its subsidiaries to whom options shall be granted and, pursuant to the provisions of the Plan, the amount thereof and the terms and conditions, including requirements as to continued employment by participant, upon which such options are granted and are exercisable. Directors of the Company who are not also employees of the Company or its subsidiaries shall not be eligible to participate in the Plan.

     4. The Stock. The stock subject to the options shall be shares of the Company's authorized and unissued Common Stock, $2.00 par value, or reacquired Common Stock held in the treasury. The total number of shares of the Company's Common Stock that may be transferred pursuant to the exercise of stock options under the Plan shall not exceed in the aggregate 150,000 shares. Shares subject to options which terminate or expire prior to exercise shall be available for further option hereunder.

     Each option granted under this Plan shall be subject to the requirement that if at any time the Board or the Committee shall determine that the listing, registration or qualification of the shares subject thereto upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body are necessary or desirable in connection with the issue or transfer of shares subject thereto, no such option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board or Committee. If required at any time by the Board or the Committee, an option may not be exercised until the optionee has delivered an investment letter to the Company containing the representations that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.

     5. Terms and Conditions of Options. All stock options granted pursuant to the Plan shall be in such form as the Board or the Committee shall from time to time determine, shall clearly indicate whether such option is an Incentive Stock Option or a non-statutory stock option, and shall be subject to the following terms and conditions:

        (a) Option Price. The price per share for Common Stock under each option granted under the Plan shall be determined and fixed by the Board or the Committee but, in the case of Incentive Stock Options, shall in no event be less than 100% of the fair market value of the Common Stock on the date of grant of such option, and, in the case of non-statutory stock options, shall in no event be less than 85% of the fair market value of the Common Stock on the date of grant of such option. In the case of the grant of an Incentive Stock Option to an individual who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company, such price per share shall not be less than 110% of the fair market value of the Common Stock on the date of grant of the option.

        (b) Option Period. The period during which an option may be exercised shall be determined by the Board or the Committee, provided, however, that in no event shall an Incentive Stock Option be exercisable after the expiration of 10 years from the date such option was granted; and provided further that in the case of the grant of an Incentive Stock Option to an individual who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company, in no event shall such option be exercisable more than five years from the date of the grant. Options may be made exercisable in installments, and such options or installments thereof may be exercised in part from time to time after they become exercisable. The maturity of any installment or installments may be accelerated at the discretion of the Board or the Committee.

     In the event that a participant shall cease to be employed by the Company or one of its subsidiaries for any reason other than his death, all options held by him pursuant to the Plan and not previously exercised at the date of such termination shall terminate immediately and become void and of no effect; provided, however, that the Board or the Committee shall have the right to extend the exercise period not in excess of three months following the date of termination of the participant's employment, subject to the further condition, however, that no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted. Notwithstanding the foregoing, if the termination is due to disability, or to retirement with the consent of the Company, such disabled or retiring participant shall have the right to exercise his options which have not previously been exercised at the date of such termination of employment at any time within three months after such termination, subject to the condition that no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted. Whether termination of employment is due to disability or is to be considered retirement with the consent of the Company shall be determined by the Board or the Committee, which determination shall be final and conclusive.

     If the participant should die while in the employ of the Company or a subsidiary of the Company or within a period of three months after the termination of his employment by retirement and shall not have full exercised options granted under the Plan, such options may be exercised in whole or in part at any time within 12 months after the participant's death by the executors or administrators of the participant's estate or by any person or persons who shall have acquired the options directly from the participant by bequest or inheritance, subject to the condition that no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted.

     The exercise of an option granted under the Plan shall not affect the optionee's right or ability to exercise any other option granted under the Plan or any other stock option plan of the Company or its subsidiaries.

     (c) Limitations on Grants. If any Incentive Stock Option be granted to any participant under the Plan, the aggregate fair market value (as of the date the option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year under this Plan and any other incentive stock option plan of the Company or any subsidiary shall not exceed $100,000. The foregoing limitation shall be modified from time to time to reflect any changes in Section 422(b)(7) of the Code setting forth such limitations.

     (d) Limitations on Disposition. To obtain any tax benefits which may become associated with Incentive Stock Options, the optionee must make no disposition of shares acquired pursuant to the exercise of an Incentive Stock Option within two years from the granting of such Incentive Stock Option or within one year from the date of the exercise of such Incentive Stock Option.

     6. Payment for Stock. Payment for shares subject to options granted under the Plan may be made by the optionee in the form of cash or by means of unrestricted shares of the Company's Common Stock or any combination thereof upon the exercise of the option. Payment in currency or by check, bank draft, cashier's check or postal money order shall be considered payment in cash. In the event of payment in the Company's Common Stock, the shares used in payment of the purchase price shall be taken at the fair market value thereof on the date of the exercise of the option.

     7. Non-Assignability. No option shall be transferable otherwise than by will or the laws of descent and distribution and an option is exercisable during the lifetime of the optionee only by him.

     8. Adjustment Upon Changes in Stock.

     The number of shares of Common Stock available for the granting of options under the Plan and the number of shares and price per share of Common Stock subject to outstanding options and stock appreciation rights granted pursuant to the Plan shall be adjusted by the Board or the Committee in an equitable manner to reflect changes in the capitalization of the Company, including, but not limited to, such changes as result from exchange, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares and change in corporate structure. If any adjustment under this paragraph 8 would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares available under the Plan and the number covered under any options granted pursuant to the Plan shall be the next lower number of shares, rounding all fractions downward. Any adjustment made by the Board or the Committee under this paragraph 8 shall be conclusive and binding on all affected persons. No Incentive Stock Option granted pursuant to the Plan shall be adjusted in a manner that causes such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option within the meaning of
Section 422 of the Code.

     9. Amendment. The Board from time to time may amend this Plan, but except as provided above with respect to dilutions or other adjustments or exchanges or consolidations, or with the approval of the Company's shareholders, may not (a) increase the aggregate number of shares available for option hereunder, (b) change the price at which options may be granted, (c) extend the maximum period during which an option may be exercised, or (d) change the eligibility requirements for options hereunder. Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by amendment of the Plan, except with the consent of the person to whom the option was granted.

     10. Fair Market Value of Stock. Whenever pursuant to the terms of the Plan the fair market value of the Company's Common Stock is required to be determined as of a particular date, such fair market value shall equal the mean between the closing bid and asked price of the Common Stock on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if no bid quotation is available on NASDAQ, the fair market value of such Common Stock as determined by the Board, in each case, on the business day immediately preceding the date on which the determination is made. Fair market value shall be determined in all cases without regard to any restriction other than a restriction which, by its terms, will never lapse.

     11. No Rights as Shareholder. A participant in the Plan shall have no rights as a shareholder with respect to any shares covered by his option until the date of the issuance of a stock certificate to him. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

     12. Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorney's fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, the Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

     13. Termination. This Plan shall terminate on February 28, 2008, unless sooner terminated by action of the Board. No option may be granted hereunder after termination of the Plan, but such termination shall not affect the validity of any option then outstanding.

     14. Shareholder Approval. The Plan shall be subject to approval by the holders of a majority of the outstanding shares of Common Stock of the Company present and voting at a meeting of shareholders, which approval must occur within the period beginning 12 months before and ending 12 months after the date the Plan is adopted by the Board, provided, however, that options may be granted thereunder when all the conditions (other than shareholder approval) precedent to the granting of options under the Plan have been completed by the Company.

     15. Change in Control Provisions.

     (a) Impact of Event. Any Stock Option awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested in the event of:

          (1) a "Change in Control" as defined in Section 15(b) or

          (2) a "Potential Change in Control" as defined in Section 15(c), but only if and to the extent so determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination).

     (b) Definition of "Change in Control". For purposes of Section 15(a), a "Change in Control means the happening of any of the following:

          (i) any person or entity, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, other than the Company or a wholly-owned subsidiary thereof or any employee benefit plan of the Company or any of its Subsidiaries, becomes the beneficial owner of the Company's securities having 20% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business); or

          (ii) as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transaction less than a majority of the combined voting power of the then outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of the directors of the Company or such other corporation or entity after such transaction are held in the aggregate by the holders of the Company's securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction; or

          (iii) during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period.

     (c) Definition of Potential Change in Control. For purposes of Section 15(a), a "Potential Change in Control" means the happening of any one of the following:

          (i) The approval by stockholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 15(b); and

          (ii) The acquisition of beneficial ownership, directly or indirectly, by an entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan (including any trustee of such plan acting as such trustee)) of securities of the Company representing 5% or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of this Plan.

APPENDIX C


                        HERITAGE FINANCIAL SERVICES, INC.
                             1998 OUTSIDE DIRECTORS'
                                STOCK OPTION PLAN


SECTION 1. PURPOSE; DEFINITIONS

     The purpose of the Heritage Financial Services, Inc. 1998 Outside Directors' Stock Option Plan (the "Plan") is to advance the long-term success of Heritage Financial Services, Inc. and its shareholders by attracting and retaining highly qualified non-employee directors. The Plan will provide non-employee directors with the ability to increase their proprietary interest in the Company's long term prospects and more closely align themselves with the interests of the Company's shareholders by the grant to such directors of Non-Qualified Stock Options of the Company.

     For purposes of the Plan, the following terms shall be defined as set forth below:

     A. "Board" means the Board of Directors of the Company.

     B. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     C. "Committee" means the Stock Option Committee of the Board, as from time to time constituted, or any successor committee of the Board with similar functions, which shall consist of two or more members, each of whom shall be a Disinterested Person.

     D. "Common Stock" shall mean the common stock of the Company ($2.00 par value), subject to adjustments pursuant to Section 3(b) below.

     E. "Company" means Heritage Financial Services, Inc., a corporation organized under the laws of the State of Tennessee, or any successor corporation.

     F. "Disability" means permanent and total disability of an Eligible Director within the meaning of Section 22(e)(3) of the Code.

     G. "Disinterested Person" shall have the meanings set forth in Rule 16b-3(c)(2)(i) as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor definition adopted by the Commission.

     H. "Eligible Directors" means duly elected directors of the Company who are not employees of the Company or any Subsidiary thereof.

     I. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     J. "Fair Market Value" shall mean, as of any date, (i) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported by the NASDAQ National

Market System, the closing sale price of the Common Stock on such exchange or by the NASDAQ National Market System as of such date (or, if no such shares were traded on such date, as of the next preceding day on which there was such a trade); (ii) if the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the NASDAQ National Market System, and bid and ask prices therefore in the over-the-counter market are reported by the NASDAQ system or the National Quotation Bureau, Inc. (or any comparable reporting service), the mean of the closing bid and ask prices of the Common Stock as of such date, as so reported; or (iii) if no quotations are available by any reporting services, the fair market value of such Common Stock as determined by the Board, in each case, on the business day immediately preceding the date on which the determination is made.

     K. "Non-Qualified Stock Option" means any Stock Option that does not comply with the provisions of Section 422 of the Code.

     L. "Plan" means this Heritage Financial Services, Inc. 1998 Outside Directors' Stock Option Plan, as hereinafter amended from time to time.

     M. "Retirement" means the termination of service of an Eligible Director as a director of the Company pursuant to and in accordance with the Board's tenure policy or other regular retirement policy or, if approved by the Board for purposes of this Plan, early retirement or other practice or policy then covering an Eligible Director.

     N. "Stock" means the Common Stock of the Company.

     O. "Stock Option" or "Option" means any Non-Qualified Stock Option to purchase shares of Common Stock granted pursuant to Section 5 below.

     P. "Subsidiary" means Heritage Bank (the "Bank") and any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     In addition, the terms "Change in Control" and "Potential Change in Control" shall have meanings set forth, respectively, in Section 6(b), (c) and
(d) below and the term "Cause" shall have the meaning set forth in Section 5(j) below.

SECTION 2. ADMINISTRATION

     The Plan shall be administered by the Committee. The functions of the Committee specified in the Plan may be exercised by the Committee, and may be exercised by the Board, if and to the extent that no Committee exists which otherwise has the authority to so administer the Plan. The Committee shall have full authority to grant Stock Options, pursuant to the terms of the Plan, to Eligible Directors under Section 5.

     The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Stock Options issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

     All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

SECTION 3. STOCK SUBJECT TO PLAN

     (a) The maximum number of shares of Common Stock reserved and available for issuance under the Plan shall be 40,000 shares of the Company's Common Stock, subject to adjustment upon changes in capitalization of the Company as provided in Section 3(b) below. Such shares may consist in whole or in part, of authorized and unissued shares of the Company.

     If any shares of Stock that have been optioned cease to be subject to a Stock Option prior to the payment of any dividend, if applicable, with respect to such Stock, then such shares shall again be available for distribution in connection with future awards under the Plan.

     (b) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, combination of shares, exchange of shares, split-up, split-off, spin-off, liquidation or other change in corporate structure affecting the Common Stock subject to the Plan, then appropriate substitutions or adjustments shall be made in maximum aggregate number of shares subject to and reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, provided that the number of shares subject to any award shall always be a whole number.

SECTION 4. ELIGIBILITY

     All Eligible Directors shall be eligible to participate in the Plan and to receive Non-Qualified Stock Options (as described in Section 5) under the Plan.

SECTION 5. STOCK OPTIONS

     On the first business day following the 1998 Annual Meeting of Shareholders of the Company (or if no such meeting is held, on April 16th) of each of the years 1998 through and including 2002, each person who is a duly elected Eligible Director of the Company immediately following such annual meeting shall be granted automatically Non-Qualified Stock Options to purchase 500 shares of Common Stock of the Company.

     Stock Options granted under the Plan shall be subject to the following terms and conditions:

     (a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be 100% of the Fair Market Value of the Common Stock on the day of the annual meeting of shareholders (or, if no such meeting is held, on April 15th or the first trading day following such date).

     (b) Option Term. No Stock Option shall be exercisable more than ten years after the date the Option is granted.

     (c) Vesting. Stock Options granted under the Plan shall vest with an Eligible Director at a rate of 20% per year on the anniversary date of the Annual meeting of shareholders (or, if no such meeting is held, on April 15th) with respect to which the Stock Options were granted, if an Eligible Director has continued to serve on the Board until that meeting or date as follows:

                                                     Percentage of Stock
             Anniversary of Grant                      Options Vested
             --------------------                    -------------------
             1st . . . . . . . . . . .                       20%
             2nd . . . . . . . . . . .                       40%
             3rd . . . . . . . . . . .                       60%
             4th . . . . . . . . . . .                       80%
             5th . . . . . . . . . . .                      100%

Notwithstanding the foregoing, Stock Options shall become fully vested as provided in Sections 5(g), 5(h), 5(i) and 6.

     (d) Exercisability. No Stock Option shall be exercisable prior to six months and one day after the date of the granting of the Option, except as provided in Sections 5(g), (h) and (i) and Section 6.

     (e) Method of Exercise. Stock Options, to the extent they are vested, may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased.

     Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of Common Stock already owned by the Eligible Director based on the Fair Market Value of the Common Stock on the date the Option is exercised.

     No shares of Common Stock shall be issued until full payment therefor has been made. An Eligible Director shall have the rights to dividends or other rights of a stockholder with respect to shares subject to the Option when the Eligible Director has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in
Section 8(a).

     (f) Non-Transferability of Options. No Stock Option shall be transferable by an Eligible Director otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Eligible Director's lifetime, only by the Eligible Director.

     (g) Termination by Death. If an Eligible Director's service on the Board terminates by reason of death, any Stock Option held by such Eligible Director may thereafter be exercised, to the extent such option was vested and exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the Eligible Director under the will of the Eligible Director, for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

     (h) Termination by Reason of Disability. If an Eligible Director's service on the Board terminates by reason of Disability, any Stock Option held by such Eligible Director may thereafter be exercised by the Eligible Director, to the extent it was vested and exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of one year from the date of such termination of service on the Board or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the Eligible Director dies within such one year period, any unexercised Stock Option held by such Eligible Director shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

     (i) Termination by Reason of Retirement. If an Eligible Director's service on the Board terminates by reason of Retirement, any Stock Option held by such Eligible Director may thereafter be exercised by the Eligible Director, to the extent it was vested and exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of three years from the date of such termination of service on the Board or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the Eligible Director dies within such three year period, any unexercised Stock Option held by such Eligible Director shall thereafter be exercisable, to the extent to which it was vested and exercisable at the time of death, for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

     (j) Other Termination. If an Eligible Director's service on the Board terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised, to the extent otherwise then vested and exercisable, for the lesser of three months or the balance of such Stock Option's term if the Eligible Director's service on the Board is involuntarily terminated by the Company or the shareholders of the Company without Cause. For purposes of this Plan, "Cause" means (a) a felony conviction of an Eligible Director or the failure of an Eligible Director to contest prosecution for a felony, or an Eligible Director's willful misconduct or dishonesty, any of which is directly or materially harmful to the business or reputation of the Company or any Subsidiary, or (b) the commission of a material violation of any laws and/or regulations applicable to the Company or any Subsidiary.

SECTION 6. CHANGE IN CONTROL PROVISIONS

     (a) Impact of Event. Any stock Option awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested in the event of:

          (1) a "Change in Control" as defined in Section 6(b) or

          (2) a "Potential Change in Control" as defined in Section 6(c), but only if and to the extent so determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination).

          (b) Definition of "Change in Control". For purposes of Section 6(a), a "Change in Control means the happening of any of the following:

               (i) any person or entity, including a "group" as defined in
          Section 13(d)(3) of the Securities Exchange Act of 1934, other than the Company or a wholly-owned subsidiary thereof or any employee benefit plan of the Company or any of its Subsidiaries, becomes the beneficial owner of the Company's securities having 20% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business); or

               (ii) as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transaction less than a majority of the combined voting power of the then outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of the directors of the Company or such other corporation or entity after such transaction are held in the aggregate by the holders of the Company's securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction; or

               (iii) during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period.

          (c) Definition of Potential Change in Control. For purposes of Section 6(a), a "Potential Change in Control" means the happening of any one of the following:

               (i) The approval by stockholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 6(b); and

               (ii) The acquisition of beneficial ownership, directly or indirectly, by an entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan (including any trustee of such plan acting as such trustee)) of securities of the Company representing 5% or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of this Plan.

SECTION 7.  AMENDMENTS AND TERMINATION

     The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an Eligible Director under any Stock Option theretofore granted, without the Eligible Director's consent or which, without the approval of the Company's stockholders, would:

          (a) except as expressly provided in this Plan, increase the total number of shares reserved for the purpose of the Plan;

          (b) change the pricing terms of Section 5(a);

          (c) change the class of Eligible Directors eligible to participate in the Plan; or

          (d) extend the maximum option period under Section 5(b) of the Plan.

     The Committee may amend the terms of any Stock Option theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or other basis), including previously granted Stock Options having higher option exercise prices.

     Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments. Notwithstanding the foregoing, no amendment to the Plan may be made more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules or regulations promulgated thereunder.

SECTION 8.  GENERAL PROVISIONS

     (a) The Committee may require each Eligible Director purchasing shares pursuant to a Stock Option under the Plan to represent to and agree with the Company in writing that the Eligible Director is acquiring the shares without a view to distribution thereof.

     All certificates or shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) The adoption of the Plan shall not confer upon any Eligible Director serving on the Board of the Company any right to continued service as a director with the Company nor shall it interfere in any way with the right of the Company or the shareholders of the Company to remove or otherwise terminate his or her service as a director of the Company.

     (d) No later than the date as of which an amount first becomes includable in the gross income of an Eligible Director for Federal income tax purposes with respect to any award under the Plan, an Eligible Director shall pay to the Company, or make arrangement satisfactory to the Committee regarding the payment of any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The satisfaction of withholding obligations with Stock at the election of a grantee who is subject to Section 16 of the Exchange

Act shall be made either (i) during the 10 business day window period described in Rule 16b-3(e)(3) (or any successor provision) thereunder, if the exercise is also made during such a period, or (ii) at least six months prior to the date as of which the income attributable to the exercise of the related award is recognized under the Code, and shall be irrevocable to the extent required under such Rule 16b-3(e)(3) (or any successor provision). The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to an Eligible Director.

     (e) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Tennessee.

     (f) It is intended that the Plan shall comply in all respects with Rule 16b-3 (as amended from time to time and including any successor rule or regulation) of the Securities and Exchange Commission, and in the event that any provision of the Plan is determined by the Committee, upon advice of counsel, to not comply with Rule 16b-3, the Committee shall be authorized to nullify and void any such provision.

SECTION 9. EFFECTIVE DATE OF PLAN

     The Plan shall be effective as of March 1, 1998, upon the approval of the Plan by the holders of the Bank's Common Stock at the 1998 Annual meeting of shareholders.

SECTION 10. TERM OF PLAN

     No Stock Option shall be granted pursuant to the Plan on or after the tenth anniversary of the date of stockholder approval, but awards granted prior to such tenth anniversary may extend beyond that date.

                                                                      Appendix D


                   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

                       HERITAGE FINANCIAL SERVICES, INC.
                              25 JEFFERSON STREET
                             CLARKSVILLE, TN 37040


The undersigned, having received the Notice of the Annual Meeting of Shareholders dated April 21, 1998, hereby appoints David Smithfield and Judge Sam Boaz, either of whom may act as proxies, with full power of substitution, proxy and attorneys-in-fact of the undersigned to vote all the shares of Common Stock of Heritage Financial Services, Inc. which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held at the Volunteer Room, Ramada Inn, 50 College Street, Clarksville, Tennessee on April 21, 1998, at 1:00 p.m. and any adjournments thereof, and the undersigned instructs said proxies to vote upon the following matters:

Proposal I: To elect to the Board of Directors of the Company, the four(4) directors named below.

    __ FOR ALL NOMINEES LISTED BELOW      __ WITHHOLD AUTHORITY TO VOTE FOR ALL
       (Except as marked to the              NOMINEES LISTED BELOW
       contrary below)
INSTRUCTION: To withhold authority for any individual nominee, strike a line through the nominee's name in the list below.

          WILLIAM G. BEACH                      JEFFREY V. BIBB
         JAMES G. HOLLEMAN                   JAMES E. THOMAS, SR.

Proposal II: To consider and act upon a proposal to amend the Corporation's
             Charter to increase the Corporation's authorized Common Stock and to authorize the Company to issue no par value Preferred Stock.

               ____ FOR             ____ AGAINST        ___ ABSTAIN

Proposal III: To consider and act upon a proposal to adopt the Company's 1998
              Stock Option Plan.

               ____ FOR             ____ AGAINST        ___ ABSTAIN

Proposal IV:  To consider and act upon a proposal to adopt the Outside
              Directors' Stock Option Plan.

               ____ FOR             ____ AGAINST        ___ ABSTAIN

Proposal V: To ratify the appointment of Heathcott & Mullaly, P.C., Brentwood,
            Tennessee, as Independent Public Accountants of the Company and its affiliates for the fiscal year ending December 31, 1998.

               ____ FOR             ____ AGAINST        ___ ABSTAIN

Proposal VI: To transact such other business as may properly come before the
             Annual Meeting or any adjournment thereof.

Any proxy heretofore given for said meeting is hereby revoked.
IF NO INSTRUCTIONS ARE GIVEN ABOVE, THE UNDERSIGNED SHAREHOLDER HEREBY AUTHORIZES THE PROXIES NAMED HEREIN TO VOTE FOR PROPOSALS I, II, III, IV AND V.


________________________    __________    ________________________    __________
     Signature                 Date              Signature               Date


(See special instructions below)
Please date and sign the above exactly as your name or names appear on the Stock Certificates. If shares are held by two or more persons, all must sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian or other person acting in a representative or fiduciary capacity, please give full title as such. If the signer is signing for a corporation, please sign in full the corporate name by a duly authorized officer with full title.